UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2007

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 5 and 10, 2007, Cheniere Creole Trail Pipeline, L.P. (the “CCTP”), a wholly-owned subsidiary of Cheniere Energy, Inc. (the “Company”), entered into two construction agreements in connection with the construction of the Creole Trail pipeline system. The descriptions for the construction agreements set forth below are not complete and are qualified in their entirety by reference to the applicable agreements filed herewith as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Sunland Agreement

Scope of Work

Pursuant to that certain Construction Agreement, dated January 5, 2007 (the “Sunland Agreement”), between CCTP and Sunland Construction, Inc. (“Sunland”), a Louisiana corporation, Sunland will construct the approximately 23.39-mile, 42-inch pipeline segment of the Creole Trail pipeline system, originating in Cameron Parish on the west shore of Calcasieu Pass and traversing Lake Calcasieu to the project terminus on the north lakeshore in Calcasieu Parish. The work to be performed by Sunland will include all construction for the Sunland Project, including providing all equipment, construction equipment, labor, workmanship, inspection, manufacture, fabrication, installation, delivery, transportation, storage, assembly, erection and installation of CCTP-provided equipment and all other items or tasks that are set forth in the Sunland Agreement.

Scheduling of Work

Sunland may not commence work at the site until CCTP issues a notice to proceed. If CCTP issues the notice to proceed after April 16, 2007, then Sunland shall be entitled to an increase in the estimated contract price equal to one percent (1%) of the estimated contract price per month for each full month of delay. However, CCTP’s aggregate liability for such delay and for applicable cancellation fees if CCTP terminates for convenience shall not exceed five percent (5%) of the estimated contract price. In addition, the required mechanical completion date shall be adjusted on a day for day basis for any such delay.

Sunland must achieve mechanical completion of the Sunland Project no later than March 15, 2008, substantial completion within fifteen (15) days after achievement of mechanical completion and final completion within forty-five (45) days after achievement of substantial completion, except as adjusted by change order.

Payment for Work

CCTP will pay Sunland a contract price equal to the sum of (i) the fixed unit prices multiplied by the actual quantity of unit price work completed, plus (ii) the lump sum amounts for all lump sum work performed in accordance with the Sunland Agreement. The contract price is currently estimated to be $70,078,195.00. Sunland may not bill CCTP for any costs relating to any portion of the work in excess of the estimated contract price, as may be adjusted by change order, without obtaining CCTP’s written approval prior to incurring such costs.

The fixed unit price for each unit of unit price work performed is the full and only amount payable by CCTP to Sunland for the completed unit of unit price work.

Subject to additions and deductions by any change order as provided in the Sunland Agreement, each lump sum amount will be the full and only amount payable by CCTP to Sunland for the lump sum work performed.

Payments under the Sunland Agreement will be made in accordance with the pricing schedule set forth in the Sunland Agreement.

Credit Support

The Company will provide credit support of up to $12,000,000 for CCTP’s obligations under the Sunland Agreement in the form of a guaranty, letter of credit or escrowed funds.

Warranty

For two (2) years after substantial completion, Sunland warrants that the work and each component thereof will be: (i) performed in a diligent, efficient, trustworthy and workmanlike manner, according to the industry standards and practices in the field; (ii) new, complete, fit for the purposes intended, of suitable grade for the intended function and use and free from faults and defects; (iii) in accordance with all of the requirements of the Sunland Agreement, including in accordance with applicable law and permits; and (iv) free from encumbrances to title.

If within twelve (12) months after substantial completion any work is found to be defective, Sunland will be obligated to immediately and on an expedited basis correct any such defective work. If Sunland fails to commence the corrective work within a reasonable period of time not to exceed five (5) days, or does not complete such corrective work on an expedited basis, then CCTP may correct such defective work, and Sunland shall be liable to CCTP for all costs, losses, damages and expenses incurred by CCTP in connection therewith.

Termination Rights

In the event of an uncured default by Sunland, CCTP may terminate for default Sunland’s performance of all or part of the work. In the case of termination for default, CCTP may complete the work by whatever method CCTP deems expedient, including:

•	taking possession, for the purposes of completing the work, of all Sunland equipment and materials and CCTP-provided equipment, and/or

•	taking assignment of any or all subcontracts or purchase orders for the Sunland Project.

Following such a termination, if the unpaid balance of the contract price exceeds all damages, costs, losses and expenses incurred by CCTP (including all attorneys’ fees, consultant fees and litigation expenses, costs to complete the work, and any and all damages for failure of performance and cost of financing), then such excess shall be paid by CCTP to Sunland, but such amount shall not be paid until after final completion of the Sunland Project. If such amount incurred by CCTP in completing the work exceeds the unpaid balance of the contract price, then Sunland must pay such difference on demand.

CCTP also has the right to terminate the Sunland Agreement for convenience. In the event of any such termination for convenience, Sunland would be paid:

•	the reasonable value of the work satisfactorily performed prior to termination (the basis of payment being based on the terms of the Sunland Agreement, less previous payments, if any, paid to Sunland under the Sunland Agreement), plus

•	subject to CCTP’s aggregate liability as set forth above under Scheduling of Work, the applicable cancellation fee determined as follows: (a) if termination occurs between the effective date and February 1, 2007, two percent (2%) of the estimated contract price, (b) if termination occurs between February 2, 2007, and March 1, 2007, three percent (3%) of the estimated contract price, (c) if termination occurs between March 2, 2007, and April 1, 2007, four percent (4%) of the estimated contract price, and (d) if termination occurs after April 1, 2007, five percent (5%) of the estimated contract price.

CCTP may at any time, for any reason, suspend performance of the work, or any part thereof, for a period up to thirty (30) days, by a change order. Except when such suspension ordered by CCTP is the result of or due to the fault or negligence of Sunland or any subcontractor or vendor, Sunland will be entitled to the reasonable costs (including actual, but not unabsorbed, overhead, contingency, risk and reasonable profit) of such suspension incurred during the suspension period, including demobilization and remobilization costs and costs incurred for Sunland personnel and for Sunland equipment and a time extension to the required mechanical completion date, the required substantial completion date and the required final completion date if and to the extent permitted under the Sunland Agreement.

Force Majeure

If the commencement, prosecution or completion of any work is delayed by a force majeure event, then Sunland may be entitled to an extension to the scheduled mechanical completion date. A force majeure event generally means catastrophic storms, named tropical storms, floods, tornadoes, hurricanes, earthquakes and other acts of God, wars, civil disturbances, terrorist attacks, revolts, insurrections, sabotage, commercial embargoes, epidemics, fires, explosions and actions of a governmental instrumentality that were not requested, promoted, or caused by the affected party if such act or event:

•	delays or renders impossible the affected party’s performance of its obligations under the Sunland Agreement;

•	is beyond the reasonable control of the affected party and not due to its fault or negligence; and

•	could not have been prevented or avoided by the affected party through the exercise of due diligence.

If the force majeure event is a named tropical storm or hurricane, then Sunland may be entitled to additional compensation for up to thirty (30) continuous days of downtime due to such event. In the event CCTP terminates all or any part of the work for convenience after the maximum amount of compensation for such event has accrued, the cancellation fees will not apply.

The obligation of either party to pay money under or pursuant to the Sunland Agreement will not be excused by reason of a force majeure event.

Sheehan Agreement

Scope of Work

Pursuant to that certain Construction Agreement, dated January 10, 2007 (the “Sheehan Agreement”), between CCTP and Sheehan Pipe Line Construction Company (“Sheehan”), an Oklahoma general partnership, Sheehan will construct the 36.1-mile, 42-inch diameter pipeline segment of the Creole Trail pipeline system, originating on the north shore of Lake Calcasieu in Calcasieu Parish and extending northeasterly to the project terminus in Beauregard Parish (the “Sheehan Project”). The work to be performed by Sheehan will include all construction for the Sheehan Project, including providing all equipment, construction equipment, labor, workmanship, inspection, manufacture, fabrication, installation, delivery, transportation, storage, assembly, erection and installation of CCTP-provided equipment and all other items or tasks that are set forth in the Sheehan Agreement.

Scheduling of Work

Sheehan may not commence work at the site until CCTP issues a notice to proceed. Sheehan must achieve mechanical completion of the Sheehan Project no later than January 31, 2008, substantial completion within 29 days after achievement of mechanical completion and final completion within 31 days after achievement of substantial completion, except as adjusted by change order.

Payment For Work

CCTP will pay to Sheehan a contract price based upon the sum of (i) the fixed unit prices multiplied by the actual quantity of unit price work completed, plus (ii) the lump sum amounts for all lump sum work performed in accordance with the Sheehan Agreement. Sheehan may not bill CCTP for any costs relating to any portion of the work in excess of the estimated contract price of $65,605,739, as may be adjusted by change order, without obtaining CCTP’s written approval prior to incurring such costs.

The fixed unit price for each unit of unit price work is the full and only amount payable by CCTP to Sheehan for the completed unit of unit price work.

Subject to additions and deductions by any change order as provided in the Sheehan Agreement, each lump sum amount will be the full and only amount payable by CCTP to Sheehan for the lump sum work performed.

Payments under the Sheehan Agreement will be made in accordance with the pricing schedule set forth in the Sheehan Agreement.

Warranty

For eighteen (18) months after substantial completion, Sheehan warrants that the work and each component thereof will be: (i) performed in the most diligent, efficient, trustworthy and workmanlike manner, according to the highest professional standards and practices in the field; (ii) new, complete, fit for the purposes intended, of suitable grade for the intended function and use and free from faults and defects; (iii) in accordance with all of the requirements of the Sheehan Agreement, including in accordance with applicable law and permits; and (iv) free from encumbrances to title.

If within eighteen (18) months after substantial completion any work is found to be defective, Sheehan will be obligated to immediately and on an expedited basis correct any such defective work. If Sheehan fails to commence the corrective work within a reasonable period of time not to exceed forty-eight (48) hours, or does not complete such corrective work on an expedited basis, then CCTP may correct such defective work, and Sheehan shall be liable to CCTP for all costs, losses, damages and expenses incurred by CCTP in connection therewith.

Termination Rights

In the event of an uncured default by Sheehan, CCTP may terminate for default Sheehan’ performance of all or part of the work. In the case of termination for default, CCTP may complete the work by whatever method CCTP deems expedient, including:

•	taking possession, for the purposes of completing the work, of all Sheehan equipment and materials and CCTP-provided equipment, and/or

•	taking assignment of any or all subcontracts or purchase orders for the Sheehan Project.

Following such a termination, if the unpaid balance of the contract price exceeds all damages, costs, losses and expenses incurred by CCTP (including all attorneys’ fees, consultant fees and litigation expenses, costs to complete the work, and any and all damages for failure of performance and cost of financing), then such excess shall be paid by CCTP to Sheehan, but such amount shall not be paid until after final completion of the Sheehan Project. If such amount incurred by CCTP in completing the work exceeds the unpaid balance of the contract price, then Sheehan shall pay to CCTP such difference on demand.

CCTP also has the right to terminate the Sheehan Agreement for convenience. In the event of any such termination for convenience, Sheehan would be paid:

•	the reasonable value of the work satisfactorily performed prior to termination (the basis of payment being based on the terms of the Sheehan Agreement, less previous payments, if any, paid to Sheehan under the Sheehan Agreement), plus

•	reasonable direct close-out costs (but Sheehan is not entitled to receive any amount for unabsorbed overhead, contingency, risk or anticipatory profit).

CCTP may at any time, for any reason, suspend performance of the work, or any part thereof, by a change order. Except when such suspension ordered by CCTP is the result of or due to the fault or negligence of Sheehan or any subcontractor or vendor, Sheehan will be entitled to the reasonable costs (including actual, but not unabsorbed, overhead, contingency, risk and reasonable profit) of such suspension incurred during the suspension period, including demobilization and remobilization costs and costs incurred for Sheehan personnel and for Sheehan equipment and a time extension to the required mechanical completion date, the required substantial completion date and the required final completion date if and to the extent permitted under the Sheehan Agreement.

Force Majeure

If the commencement, prosecution or completion of any work is delayed by a force majeure event, then Sheehan may be entitled to an extension to the scheduled mechanical completion date. A force majeure event generally means catastrophic storms, floods, tornadoes, hurricanes, earthquakes and other acts of God, wars, civil disturbances, terrorist attacks, revolts, insurrections, sabotage, commercial embargoes, epidemics, fires, explosions and actions of a governmental instrumentality that were not requested, promoted, or caused by the affected party if such act or event:

•	delays or renders impossible the affected party’s performance of its obligations under the Sheehan Agreement;

•	is beyond the reasonable control of the affected party and not due to its fault or negligence; and

•	could not have been prevented or avoided by the affected party through the exercise of due diligence.

The obligation of either party to pay money under or pursuant to the Sheehan Agreement will not be excused by reason of a force majeure event.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
10.1	Construction Agreement, dated January 5, 2007, between Cheniere Creole Trail Pipeline, L.P. and Sunland Construction, Inc. (filed herewith).

10.2	Construction Agreement, dated January 10, 2007, between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	January 11, 2007	By:	/s/ Don A. Turkleson
		Name:	Don A. Turkleson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Construction Agreement, dated January 5, 2007, between Cheniere Creole Trail Pipeline, L.P. and Sunland Construction, Inc. (filed herewith).

10.2	Construction Agreement, dated January 10, 2007, between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company (filed herewith).